UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   July 16, 2007

                               Delta Apparel, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Georgia
                                -----------------
                          (State or Other Jurisdiction
                                of Incorporation)


           1-15583                                         58-2508794
    -------------------                            --------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                  30097
-------------------------------------------------             ---------------
   (Address of Principal Executive Offices)                     (Zip Code)


                                 (678) 774-6900
                               ------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

     On July 18, 2007, the Company issued a press release containing financial information and accompanying discussion for the fourth fiscal quarter and the full fiscal year ended June 30, 2007.


Item 2.05.   Costs Associated with Exit or Disposal Activities.

     On July 16, 2007, the Company's management committed to restructure the Company's U.S. textile operations by closing its manufacturing plant in Fayette, Alabama. The Company expects to complete the closing of its Fayette, Alabama plant by the end of September 2007. The information set forth in the press release included as Exhibit 99.1 to this Current Report, other than the information set forth under the headings "Fiscal 2007 Preliminary Results" and "Fiscal 2008 Guidance," is incorporated herein by reference. In connection with the closing of its manufacturing plant in Fayette, Alabama, the Company expects to record restructuring and impairment charges of approximately $1.6 million. The Company expects to record an asset impairment charge of approximately $1.5 million in the fourth quarter of fiscal year 2007. In the first quarter of fiscal year 2008, the Company expects to record a cash restructuring charge of approximately $0.1 million relating to employee termination benefits. In addition, the Company also expects in first quarter of fiscal year 2008 to record in cost of sales approximately $0.7 million in cash expenses related to the closing of its Fayette, Alabama plant.


Item 2.06.   Material Impairments.

     On July 16, 2007, the Company's management concluded that a material charge for impairment to assets is required in connection with the closing of its manufacturing plant in Fayette, Alabama. The information set forth in the press release included as Exhibit 99.1 to this Current Report, other than the information set forth under the headings "Fiscal 2007 Preliminary Results" and "Fiscal 2008 Guidance," is incorporated herein by reference.


Item 7.01.   Regulation FD Disclosure.

     On July 18, 2007, Delta Apparel, Inc. issued a press release including certain financial information regarding the results of operations for the fourth fiscal quarter and the full fiscal year ended June 30, 2007. The press release is not the Company's regular fourth quarter earnings release which will be released later. The press release is set forth as Exhibit 99.1 to this Current Report, and the information set forth under the headings "Fiscal 2007 Preliminary Results" and "Fiscal 2008 Guidance" is incorporated herein by reference.

     The Company will hold a conference call with senior management to discuss its restructuring initiatives on July 18, 2007 at 8:30 a.m. ET. Investors can access the call by dialing 913-981-4911. A live webcast of the conference call will be available on the Company's Web site at www.deltaapparelinc.com. Participants should visit the Web site at least 15 minutes early to register for the teleconference webcast and download any necessary software. A replay of the call will be available from July 18, 2007 through July 25, 2007. To access the telephone replay, participants should dial 719-457-0820. The access code for the replay is: 2954693.

     The information under Items 2.02 and 7.01 of this Form 8-K and set forth under the headings "Fiscal 2007 Preliminary Results" and "Fiscal 2008 Guidance" in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements and Exhibits.

99.1   Press release issued by Delta Apparel, Inc. on July 18, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DELTA APPAREL, INC.

Date: July 18, 2007                    /s/ Deborah H. Merrill
                                       --------------------------------
                                       Deborah H. Merrill
                                       Vice President, Chief Financial Officer,
                                       and Treasurer

                                    Exhibits.

99.1   Press release issued by Delta Apparel, Inc. on July 18, 2007.